UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

Aravive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices)

(936) 355-1910

(Registrant’s telephone number, including area code)

LyondellBasell Tower

1221 McKinney Street, Suite 3200

Houston, Texas 77010

(Former Name, Former Address and Former Fiscal Year, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2019, Aravive, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the Company’s 2019 Equity Incentive Plan.  A description of the 2019 Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on August 9, 2019 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Proposal 3—APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN”, which is incorporated herein by reference.  The description is qualified in its entirety by reference to the full text of the 2019 Equity Incentive Plan, a copy of which is included as an exhibit hereto and attached to the Definitive Proxy Statement as Appendix A.

On September 12, 2019, the Board of Directors (the “Board”) granted, under the Company’s 2019 Stock Incentive Plan, options to each of the Company’s six non-executive members of the Board to purchase 7,500 shares of common stock of the Company, which vest pro rata on a monthly basis commencing on October 12, 2019 for the next 12 months with full vesting, if not fully vested at such time, on the date of the Company’s next annual meeting of stockholders.  All of  the stock options granted have an exercise price of $5.77 per share and, subject to early expiration, expire ten years after their date of grant.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 12, 2019, at the Annual Meeting, the Company’s stockholders voted on the following three (3) proposals and cast their votes as described below.  These matters are described in detail in the Definitive Proxy Statement.

The final results for the Proposals as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following two (2) individuals were elected as Class II directors, to serve until the 2022 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Jay P. Shepard	7,314,832	65,296	1,961,069
2. Amato Giaccia	6,652,406	727,722	1,961,069

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

8,356,569	983,030	1,598	0

Proposal 3 — Approval of our 2019 Equity Incentive Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted the Company’s 2019 Equity Incentive Plan.  The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

6,226,844	1,099,203	54,081	1,961,069

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

The Aravive, Inc. 2019 Equity Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on August 9, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARAVIVE, INC. (Registrant)

Date: September 13, 2019	By:	/s/ Jay P. Shepard
	Name:	Jay P. Shepard
	Title:	Chief Executive Officer